EXHIBIT 4.1

SYSN-	NUMBER

synetics® SOLUTIONS

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK OR SOUTH SAINT PAUL, MINNESOTA

CUSIP 87163B 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

SYNETICS SOLUTIONS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

Chief Financial Officer

President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
Transfer Agent
and Registrar,

By:

Authorized Signature

SYNETICS SOLUTIONS INC.

The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

TEN ENT- as tenants by the entireties

JT TEN- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors
Act
(State)

UNIF TRF MIN ACT-		Custodian (until age		)
(Cust)

under Uniform Transfers
(Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                     hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                                           Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                                                                                                                                                                      Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE(S) GUARANTEED:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.